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                               RYDEX SERIES FUNDS
                        U.S. GOVERNMENT MONEY MARKET FUND

                     SUPPLEMENT DATED SEPTEMBER 13, 2001 TO
                        PROSPECTUSES DATED AUGUST 1, 2001

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS.

The following disclosure is inserted at the end of the paragraph that defines a Business Day under "BUYING FUND SHARES".

From September 13, 2001, until the reopening of the New York Stock Exchange, a Business Day will be any weekday, other than a federal holiday, unless the U.S. Government Money Market Fund determines that being open for business is not in the best interest of shareholders. Also during this period, internet transactions will not be accepted. All orders for the U.S. Government Money Market Fund received before 4:00 p.m., Eastern Time, on September 13, 2001, will settle on September 14, 2001.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE